Exhibit 10.1

Notice La Serena Ruben Reinoso Herrera

I certify that this electronic document is a true and complete copy of MASPIR S.A. DEBT RECOGNITION. TO INVESTMENTS

BALMACEDA SPA granted on April 8, 2019 reproduced in the

following pages.

Directory No.: 2857 - 2019.-

La Serena, July 8, 2019.-

N° Certificado; 123456847580.-

www.fojas.cl

I issue this document with an advanced electronic signature (law No19.799, of 2002), in accordance with the procedure established by the Agreed Order of 10/13/2006 of the Hon. Supreme short.

Certificate No. 123456847580. - Check validity at www.fojas.cl. -

CUR No. F098-123456847580.-

RUBEN DARIO REINOSO HERRERA

Digitally signed by RUBEN DARIO REINOSO HERRERA Date: 2019.07.08 10:45:59 -04:00

Reason: Ruben Reinoso Herrera Location: La Serena • Chile

REGISTRY OF PUBLIC INSTRUMENTS II BIMESTRE 2019

REPERTORY No. 2.857-2019.-

RECOGNITION OF DEBT MASPIR S.A.

TO

INVESTMENTS BALMACEDA SpA

In LA SERENA, REPUBLIC OF CHILE on April 8 of the year two thousand and nineteen, before me, RUBEN REINOSO HERRERA, lawyer, Notary Public of the Fourth Notary Public of La Serena, with document in Cordovez number four hundred and five, appear: MAINTENANCE AND ASPIRATIONS LIMITED, then MAINTENANCE CHILE S.A., today MASPIR S.A., industrial company of the type of its denomination, sole tax role number seventy-six million one hundred fifty-three thousand nine hundred fifty-three dash one, represented by Mr. FRANCISCO LUIS ACIEN ARQUEROS, Spanish, businessman, single, foreign identity card number twenty-four million four hundred sixty thousand fifty-two dash two, represented, in turn, by Mr. LUIS ARRECHEA MIQUELARENA, Spanish, businessman, married, foreign identity card number twenty-four million nine hundred seven thousand one hundred thirty and one dash five, representing, as proven, all domiciled at Ruta forty-three Crossing D - four hundred and twenty-one of Villa Tambillos, in the city of Coquimbo, hereinafter, the "company or the debtor", and INVERSIONES BALMACEDA SpA , legal person under private law of the business of its name, sole tax role number seventy-six million five hundred ninety-one thousand twenty-nine dash three, represented, as evidenced, by Mr. LUIS ARRECHEA MIQUELARENA, already individualized, hereinafter indistinctly "the company creditor", the appearing party of legal age, who proves his identity with the indicated ID, states that: FIRST. PREVIOUS BACKGROUND: In the years two thousand thirteen, two thousand fourteen, two thousand fifteen, two thousand sixteen, two thousand seventeen and two thousand eighteen, the debtor MASPIR S.A. received income from currency transfers that were duly accounted for, in the amount of six billion eight hundred seventy-one million six hundred ninety-five thousand two hundred sixty-nine pesos ($6,871,695,269). The aforementioned sum was destined to finance the development of an investment project of MASPIR S.A., whose headquarters are located in the city of La Serena - Chile, which has implemented a factory in the field of large-scale precast concrete, specialized in the development of precast architectural concrete elements for industrialized construction, offering its customers a complete engineering, manufacturing and commissioning service. The factory was located in an area of forty thousand square meters and located in the city of Tambillos Route Forty-three, crossing D-Cuatrocientos twenty-one, Coquimbo Region. Thus, with said purpose, from the year two thousand and twelve they have delivered foreign currency and paid for imports abroad for the fulfillment of the aforementioned investment plan.

The amounts indicated were effectively received by the debtor company in its current account and recorded in its accounting in the respective years. Said sums correspond to foreign currency entered into Chile by Mr. FRANCISCO ACIEN ARQUEROS, who personally, as a money loan, through various mutual funds, transferred them to MASPIR S.A. completing the total amount given in loan indicated above. It should be noted that these monies were not wholly owned by Mr. Francisco Acien Arqueros, since they belonged to third parties who will be recognized in this act as their corresponding credit. SECOND. ACKNOWLEDGMENT OF DEBT: Through this act, the debtor company, MASPIR S.A., acknowledges that it owes the total amount indicated above, that is, six billion eight hundred and seventy-one million six hundred and ninety-five thousand two hundred and sixty-nine pesos ($6,871,695,269), to the following persons: a) to the creditor company, INVERSIONES BALMACEDA SpA, the sum of four billion one hundred twenty-three million seventeen thousand one hundred sixty-one pesos ($4,123,017,161), an amount that was given on loan, through Mr. Francisco Acien Archers, as stated above. The recognized debt considers that the interest will be calculated retroactively as of January 1, two thousand and thirteen and according to the receipt of the same according to the entry of the accounting record, and b) to Mr. Francisco Acien Arqueros, the sum of two one thousand seven hundred forty-eight million six hundred seventy-eight thousand one hundred eight pesos ($2,748,678,108). Additionally, Mr. FRANCISCO ACIEN ARQUEROS expressly declares that the aforementioned sum was paid in full by the debtor MASPIR S.A., to his entire and total satisfaction, waiving any future claim. THIRD. METHOD OF PAYMENT: For this act, the debtor company MASPIR S.A. undertakes to pay the sum owed to the creditor company INVERSIONES BALMACEDA SpA, the sum of four billion one hundred twenty-three million seventeen thousand one hundred sixty-one pesos ($4,123,017,161), as follows: a) On June 30 of year two thousand nineteen, with the sum of one billion six hundred seven million sixty-six thousand forty-four pesos ($1,607,066,044), equivalent in euros to the sum of two million one hundred ninety-nine thousand four hundred twenty-one (2,199,421), plus a conventional interest of five percent (5%) per year; b) On December 30 of the year two thousand and nineteen, with the sum of one billion six hundred seven million sixty-six thousand forty-four pesos ($1,607,066,044), equivalent in euros to the sum of two million two million one hundred and ninety nine thousand four hundred twenty-one (2,199,421), plus conventional interest of five percent (5%) per year; c) On June 30 of the year two thousand and twenty, with the sum of one billion four hundred forty-eight million eight hundred eighty-four thousand six hundred seventy-three pesos ($1,448,884,673), plus conventional interest of five percent (5%) annual. FIFTH.

The creditor company may demand from the debtor company, if it deems appropriate, the subscription of bills of exchange, promissory notes and/or other commercial paper, to facilitate the payment of each of the restitution installments of the delivered capital. If so, the stamp and stamp tax of said commercial documents will be the exclusive responsibility of the debtor company. SIXTH. The amount owed will accrue interest of five percent (5%) per year, which the debtor company must pay to the company together with the payment of the aforementioned installments, deducting the payment of the taxes corresponding to these interests that are charged to the creditor company, and that the debtor company will retain to find out in fiscal coffers. SEVENTH. The debtor company will pay the capital and interest at the domicile of the creditor company, without prejudice to the withholding of taxes levied on the creditor company, as indicated in the previous clause. EIGHTH. ACCELERATION CLAUSE. The non-timely payment of any corresponding interest installment and any of the capital restitution installments will make the total obligation immediately payable, in principal and interest, which will be considered overdue and will enter to accrue an interest equivalent to the maximum that is allowed to be stipulated in the readjustable money obligations, by way of a penalty clause. NINETH. BILLS. The expenses demanded by this contract will be borne by both parties, by halves; except in the expenses that refer to taxes that will be borne by the respective taxpayer, and in the case of the sixth clause, by the debtor company. TENTH. For the purposes of this contract, the parties establish their domicile in the city of La Serena, extending jurisdiction before their courts. PERSONALITY: The legal capacity of Mr. LUIS ARRECHEA MIQUELARENA, to represent INVERSIONES BALMACEDA SpA, is recorded at the Shareholders' Meeting dated February 26 and reduced to a public deed dated March 1st, both of the year two thousand and eighteen. The legal representation of Mr. LU1S ARRECHEA MIQUEL.ARENA, to represent FRANCISCO LUIS ACIEN ARQUEROS, is recorded in a power of attorney dated February 4, two thousand and nineteen, granted before Mr. Daniel Tello Blanco, Notary Public of Hospitalet de Llobregat, Notarial Association of Catalonia , number one hundred seventy-nine, folio EN six eight eight two five four seven Likewise, the legal representation of Mr. FRANCISCO LUIS ACIEN ARQUEROS, representing MASPIR S.A., is recorded in the minutes of Board of Directors session number seven, held in the city of La Serena with dated March first of the year two thousand and seventeen, duly reduced to a public deed dated March second of the year two thousand and seventeen, granted at the Coquimbo Notary of Mr. Miguel Rafael Bauza Fredes, all documents that are not inserted because they are known by the parties and the authorizing notary. Read, in accordance with article four hundred and seven of the Organic Code of Courts, sign and stamp their right thumbprint.- A copy is granted.- I attest.-

Signature______________________

LUIS ARRECHEA MIQUELARENA

ID:

On behalf of FRANCISCO LUIS ACIEN ARQUEROS and this on behalf of MANTENIMIENTOS Y ASPIRACIONES LIMITADA, then MANTENIMIENTOS Y ASPIRACIONES CHILES-A., today MASPIR S.A.

Signature______________________

LUIS ARRECHEA MIQUELARENA

ID:

INVESTMENTS BALMACEDA SpA

RECORDED IN REPERTOIRE Nº2.857-2019.